EXHIBIT 99.15
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                          DESCRIPTION OF CAPITAL STOCK

         The following descriptions of the Company's securities are qualified in all respects by reference to the Company's Restated Certificate of Incorporation and By-laws, copies of which are included as exhibits to the Registration Statement of which this Prospectus forms a part.

         The authorized capital stock of the Company consists of (i) 125,000,000 shares of common stock, $0.01 par value per share ("Common Stock"), and (ii) 10,000,000 shares of preferred stock, $0.01 par value per share ("Preferred Stock").

COMMON STOCK
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         Holders of Common Stock are entitled to one vote per share in all matters to be voted on by the shareholders. Holders of Common Stock vote as a single class with holders of Preferred Stock. See "Preferred Stock." Subject to the preferences that may be applicable to any Preferred Stock then outstanding, holders of Common Stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available therefor. The Company has never paid or declared a dividend on its Common Stock. The Company currently intends to retain any future earnings to finance operations and therefore does not anticipate paying any cash dividends in the foreseeable future. In addition, the terms of the Company's credit agreements with various lenders place certain restrictions on the Company's ability to pay cash dividends on its Common Stock. In the event of liquidation, dissolution or winding up of the Company, holders of Common Stock are entitled to share ratably in all assets remaining after payment of the Company's liabilities and the liquidation preference, if any, of any then outstanding shares of Preferred Stock. Holders of Common Stock have no preemptive rights and no rights to convert their Common Stock into any other securities, and there are no redemption or sinking fund provisions with respect to such shares. The rights, preferences and privileges of holders of Common Stock are subject to, and may be materially adversely affected by, the rights of the holders of shares of any series of Preferred Stock which the Company may designate and issue in the future. All outstanding shares of Common Stock are fully paid and non-assessable.

PREFERRED STOCK
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         The Board of Directors is authorized, subject to limitations prescribed by Delaware law, to provide for the issuance of up to 10,000,000 shares of preferred stock, $0.01 par value per share, in one or more series, to establish from time to time the number of shares to be included in each such series, to fix the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, and to increase or decrease the number of shares of any such series (but not below the number of shares of such series then outstanding) without further vote or action by the stockholders. The Board of Directors is authorized to issue Preferred Stock with voting, conversion and other rights and preferences that could adversely affect the voting power or other rights of the holders of Common Stock.

         The Board of Directors has the authority, without further action by the stockholders, to issue from time to time, from the authorized but unissued Preferred Stock, shares of preferred
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stock with voting rights and other rights and preferences that may be greater than the rights of the Common Stock. The Board of Directors, without stockholder approval, can from time to time issue preferred stock with voting, conversion and other rights that could adversely affect the voting rights and other rights of the holders of Common Stock. Preferred Stock could be issued quickly with terms intended to delay or prevent a change in control of the Company without any further action by the stockholders.

SERIES B PREFERRED STOCK

         The rights, preferences and limitations of the Series B Preferred Stock are as follows:

         CONVERSION. Each holder of Series B Preferred Stock has the right to convert during any five (5) trading day period up to twenty percent (20%) of the shares of Series B Preferred Stock held by such holder into a number of shares of Common Stock determined by multiplying the number of shares of Series B Preferred Stock to be converted by a fraction, the numerator of which is the original issue price and the denominator of which is 75% of the average of the closing bid price of the Common Stock for the five (5) trading days immediately preceding conversion (the "Series B Conversion Price"). On the date that is two
(2) years from the original issue date for each holder of Series B Preferred Stock all shares of the Series B Preferred Stock then held by such holder shall, without any action on the part of such holder, be automatically converted into the number of shares of Common Stock determined by multiplying the number of shares of Series B Preferred Stock then held by such holder by a fraction the numerator of which is the original issue price and the denominator of which is the applicable Series B Conversion Price. Prior to such mandatory conversion date, however, no holder of Series B Preferred Stock may convert Series B Preferred Stock into shares of Common Stock to the extent that the number of shares of Common Stock beneficially owned by such holder and its affiliates immediately after such conversion would be more than 4.9% of the shares of Common Stock then outstanding.

         DIVIDENDS. Commencing on the date of issuance, a stated dividend (the "Series B Stated Dividend") accrues quarterly in arrears at the rate of seven dollars ($7.00) per annum with respect to each issued share of Series B Preferred Stock and shall be payable on the last trading day of each fiscal quarter of the Company. Such Series B Stated Dividends are cumulative and are payable upon conversion, whether or not earned or declared.

         LIQUIDATION. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or in the event of its insolvency, before any distribution or payment is made to any holders of Common Stock or any other class or series of capital stock of the Company designated to be junior to the Series B Preferred Stock, and subject to the liquidation rights and preferences of any other class or series of preferred stock designated by the Board of Directors to be senior to the Series B Preferred Stock with respect to liquidation preferences, the holders of each share of Series B Preferred Stock will be entitled to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus or earnings, an amount equal to the original price per share of Series B Preferred Stock held by any holder, plus all Series B Stated Dividends that have become due but have not been paid, and all accrued but not yet due dividends, to the date of final distribution (whether earned or not) (the "Series B Liquidation

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Preference"). If, upon liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds of those assets, available for distribution to the holders of the Series B Preferred Stock and of the shares of all other classes or series that are on a parity as to distributions on liquidation with the Series B Preferred Stock are not sufficient to pay in full the preferential amount required to be distributed to the holders of the Series B Preferred Stock and of all other classes or series that are on a parity as to distributions on liquidation with the Series B Preferred Stock, then the assets, or the proceeds of those assets, that are available for distribution to the holders of Series B Preferred Stock and of the shares of all other classes or series that are on a parity as to distributions on liquidation with the Series B Preferred Stock will be distributed to the holders of the Series B Preferred Stock and of the shares of all other classes or series that are on a parity as to distributions on liquidation with the Series B Preferred Stock ratably in accordance with the respective amount of the Series B Liquidation Preferences of the shares held by each of them. After payment of the full amount of the Series B Liquidation Preference (including accumulated unpaid dividends and accrued dividends) and accumulated and accrued dividends to which holders of Series B Preferred Stock are entitled, the holders of Series B Preferred Stock will not be entitled to any further distribution of assets of the Company. Neither a consolidation or merger of the Company with another company, nor a sale or transfer of all or any part of the Company's assets for cash or securities, will be considered a liquidation, dissolution, or winding-up of the Company.

         VOTING. Except as otherwise required by the General Corporation Law of the State of Delaware, each holder of Series B Preferred Stock is entitled to vote on all matters and is entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series B Preferred Stock could be converted at the record date for the determination of stockholders entitled to vote on any matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise required by law, the holders of shares of Series B Preferred Stock and Common Stock shall vote together (or render written consents in lieu of a vote) as a single class on all matters submitted to the stockholders of the Company. Notwithstanding the foregoing, for so long as there are any shares of Series B Preferred Stock outstanding, the Company may not amend its Certificate of Incorporation or the Certificate of Designation of the Series B Preferred Stock without the approval, by vote or written consent, of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock, voting together as a class, each share of Series B Preferred Stock to be entitled to one vote in each instance, if such amendment would adversely affect the rights of the holders of Series B Preferred Stock.

         REDEMPTION. The Series B Preferred Stock may not be redeemed by the Company.

SERIES E PREFERRED STOCK

         The rights, preferences and limitations of the Series E Preferred Stock are as follows:

         CONVERSION. Beginning March 4, 1999, each holder of Series E Preferred Stock shall have the right, at such holder's option, to convert during any five
(5) trading day period up to a maximum of 420 shares of Series E Preferred Stock held by such holder into the number of shares of Common Stock determined by multiplying the number of shares of Series E Preferred Stock to be converted by a fraction, the numerator of which is the original issue price of the

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Series E Preferred Stock and the denominator of which is the average of the closing bid price of the Common Stock for the three (3) trading days immediately prior to the day of the conversion.

         AUTOMATIC CANCELLATION. If a holder of Series E Preferred Stock converts Series E Preferred Stock into Common Stock and thereafter sells the converted shares of Common Stock within five (5) trading days of the conversion date, the proceeds from such sale, after brokers' commissions and expenses but before payment of any tax liabilities resulting from the sale, will be added to an account of the selling Series E Preferred Stock holder(s) (the "Stockholder's Total Value Account"). If a holder of Series E Preferred Stock converts Series E Preferred Stock into Common Stock and thereafter does not sell the converted shares of Common Stock within five (5) trading days of the conversion date, a dollar amount equal to the conversion price for such converted shares of Common Stock multiplied by the number of such converted shares of Common Stock held in excess of five (5) trading days, will be added to the Stockholder's Total Value Account. Once the aggregate dollar amount of all Stockholders' Total Value Accounts exceeds $1,050,000, any and all remaining, unconverted shares of Series E Preferred Stock will be automatically canceled by the Company without consideration.

         LIQUIDATION. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or in the event of its insolvency, before any distribution or payment is made to any holders of Common Stock or any other class or series of capital stock of the Company designated to be junior to the Series E Preferred Stock, and subject to the liquidation rights and preferences of any class or series of preferred stock issued in the future and designated by the Board of Directors to be senior to, or on a parity with the Series E Preferred Stock with respect to liquidation preferences, the holders of each share of Series E Preferred Stock shall be entitled to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus or earnings, an aggregate amount equal to $1,050,000 minus the aggregate amount of all actual cash proceeds received from the sale of Common Stock upon conversion of Series E Preferred Stock (the "Series E Liquidation Value"). The Series E Liquidation Value will be distributed pro rata to the holders of the Series E Preferred Stock in proportion to the number of shares held by each such holder of Series E Preferred Stock. The Series E Preferred Stock will rank junior to the Series B Preferred Stock, but senior to the Common Stock. If, upon liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of Series E Preferred Stock the full amounts to which they otherwise would be entitled, the holders of Series E Preferred Stock shall share ratably in any distribution of available assets pro rata in proportion to the respective Series E Liquidation Value amounts which would otherwise be payable upon liquidation with respect to the outstanding shares of Series E Preferred Stock if all liquidation preference amounts with respect to such shares were paid in full, based upon the aggregate Series E Liquidation Value payable upon all shares of Series E Preferred Stock then outstanding.

         DIVIDENDS. In the event that the Board of Directors declares a cash dividend payable upon the then outstanding shares of Common Stock, the holders of the Series E Preferred Stock will be entitled to the amount of dividends on the Series E Preferred Stock as would be declared payable on the largest number of whole shares of Common Stock into which the shares of Series E Preferred Stock held by each holder thereof could then be converted

         VOTING. Except as otherwise required by the General Corporation Law of the State of Delaware, each holder of Series E Preferred Stock is entitled to vote on all matters and is entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series E Preferred Stock could be converted at the record date for the determination of stockholders entitled to vote on any matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise required by law, the holders of shares of Series E Preferred Stock and Common Stock shall vote together (or render written consents in lieu of a vote) as a single class on all matters submitted to the stockholders of the Company. Notwithstanding the foregoing, for so long as there are any shares of Series E Preferred Stock outstanding, the Company may not amend its Certificate of Incorporation or the Certificate of Designation of the Series E Preferred Stock without the approval, by vote or written consent, of the holders of at least a majority of the then outstanding shares of Series E Preferred Stock, voting together as a class, each share of Series E Preferred Stock to be entitled to one vote in each instance, if such amendment would adversely affect the rights of the holders of Series E Preferred Stock.

         REDEMPTION. The Series E Preferred Stock may not be redeemed by the Company.

SERIES F PREFERRED STOCK

         The rights, preferences and limitations of the Series F Preferred Stock are as follows:

         CONVERSION. Beginning June 30, 1998, a maximum aggregate amount of 200 shares of Series F Preferred Stock (calculated for all holders of Series F Preferred Stock) may be convertible in any five (5) trading day period. Each holder of Series F Preferred Stock shall have the right to convert the shares of Series F Preferred Stock held by such holder (subject to the maximum aggregate amount of 200 shares of Series F Preferred Stock convertible into Common Stock during each five (5) day trading period) into the number of shares of Common Stock determined by multiplying the number of shares of Series F Preferred Stock to be converted by a fraction the numerator of which is the original issue price of the Series F Preferred Stock and the denominator of which is the average of the closing bid price of the Common Stock for the three (3) trading days immediately prior to the date of the conversion.

         AUTOMATIC CANCELLATION. If a holder of Series F Preferred Stock converts Series F Preferred Stock into Common Stock and thereafter sells the Converted Shares of Common Stock within five (5) trading days of the conversion date, the dollar amount of the net proceeds from such sale, after brokers' commissions and expenses but before payment of any tax liabilities resulting from the sale, will be added to the account of the selling Series F Preferred Stock holder that for purposes of this provision shall be called the following:
(1) the "GDLP Total Value Account" (reflecting the conversion of up to 1,500 shares of Series F Preferred Stock issued to Generic Distributors Limited Partnership ("GDLP") in connection with a certain Asset Purchase Agreement by and among the Company, Generic Distributors Incorporated, GDLP, United Pharmacists Inc., and Mr. Donald Couvillon ("Couvillon"), dated as of December 15, 1997, as amended (the "Asset Purchase Agreement"); (2) the "GDLP Deficiency in Net Proceeds Total Value Account" (reflecting the issuance of any Additional Series F Shares (as that term is defined in Amendment No. 1 to the Asset Purchase Agreement); (3) the "Couvillon Total Value Account" (reflecting the conversion of up to 700 shares of Series F Preferred Stock issued to

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Couvillon pursuant to the Asset Purchase Agreement); and (4) the "Johnson Total
Value Account" (reflecting the conversion of up to 700 shares of Series F Preferred Stock issued to Mr. Sidney Johnson ("Johnson") pursuant to the Asset Purchase Agreement). The GDLP Total Value Account, the GDLP Deficiency in Net Proceeds Total Value Account, the Couvillon Total Value Account and the Johnson Total Value Account shall be collectively known as the "Stockholders' Total Value Accounts."

         If a holder of Series F Preferred Stock converts Series F Preferred Stock into Common Stock and thereafter does not sell the converted shares of Common Stock within five (5) trading days of the conversion date, then a dollar amount equal to the conversion price for such converted shares of Common Stock multiplied by the number of such converted shares of Common Stock held in excess of such five (5) trading days, will be added to the applicable Stockholder's Total Value Account (that is, the GDLP Total Value Account, the GDLP Deficiency in Net Proceeds Total Value Account, the Couvillon Total Value Account or the Johnson Total Value Account, as the case may be). Once the aggregate dollar amount of the GDLP Total Value Account equals or exceeds $100,000, any and all remaining unconverted shares of Series F Preferred Stock held by GDLP (with the exception of any Additional Series F Shares issued pursuant to Section 1.05(e) of the Asset Purchase Agreement) will be automatically canceled by the Company without consideration. Once the aggregate dollar amount of the GDLP Deficiency in Net Proceeds Total Value Account equals or exceeds the Deficiency in Net Proceeds, any and all remaining unconverted Additional Series F Shares held by GDLP will be automatically canceled by the Company without consideration. Once the aggregate dollar amount of the Couvillon Total Value Account exceeds $50,000, any and all remaining, unconverted shares of Series F Preferred Stock held by Couvillon will be automatically canceled by the Company without consideration. Once the aggregate dollar amount of the Johnson Total Value Account exceeds $50,000, any and all remaining, unconverted shares of Series F Preferred Stock held by Johnson will be automatically canceled by the Company without consideration.

         LIQUIDATION. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or in the event of its insolvency, before any distribution or payment is made to any holders of Common Stock or any other class or series of capital stock of the Company designated to be junior to the Series F Preferred Stock, and subject to the liquidation rights and preferences of any class or series of preferred stock issued in the future and designated by the Board of Directors to be senior to, or on a parity with, the Series F Preferred Stock with respect to liquidation preferences, the holders of each share of Series F Preferred Stock shall be entitled to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus or earnings, an aggregate amount equal to $500,000, minus the aggregate amount of all actual cash proceeds received from the sale of Common Stock issued upon conversion of Series F Preferred Stock (the "Series F Liquidation Value"). The Series F Liquidation Value shall be distributed pro rata to the holders of the Series F Preferred Stock in proportion to the number of shares held by each such holder of Series F Preferred Stock. The Series F Preferred Stock will rank on a parity with the Series E Preferred Stock. If, upon liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of the Series F Preferred Stock the full Liquidation Value to which they otherwise would be entitled, the holders of Series F Preferred Stock shall share ratably in

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any distribution of available assets pro rata in proportion to the respective
Series F Liquidation Value amount which would otherwise be payable upon liquidation with respect to the outstanding shares of the Series F Preferred Stock if all liquidation preference amounts with respect to such shares were paid in full, based upon the aggregate Series F Liquidation Value amount payable upon all shares of Series F Preferred Stock then outstanding.

         DIVIDENDS. In the event that the Board of Directors declares a cash dividend payable upon the then outstanding shares of Common Stock, the holders of the Series F Preferred Stock will be entitled to the amount of dividends on the Series F Preferred Stock as would be declared payable on the largest number of whole shares of Common Stock into which the shares of Series F Preferred Stock held by each holder thereof could then be converted.

         VOTING. Except as otherwise required by the General Corporation Law of the State of Delaware, each holder of Series F Preferred Stock is entitled to vote on all matters and is entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series F Preferred Stock could be converted at the record date for the determination of stockholders entitled to vote on any matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise required by law, the holders of shares of Series F Preferred Stock and Common Stock shall vote together (or render written consents in lieu of a vote) as a single class on all matters submitted to the stockholders of the Company. Notwithstanding the foregoing, for so long as there are any shares of Series F Preferred Stock outstanding, the Company may not amend its Certificate of Incorporation or the Certificate of Designation of the Series F Preferred Stock without the approval, by vote or written consent, of the holders of at least a majority of the then outstanding shares of Series F Preferred Stock, voting together as a class, each share of Series F Preferred Stock to be entitled to one vote in each instance, if such amendment would adversely affect the rights of the holders of Series F Preferred Stock.

         REDEMPTION. The Series F Preferred Stock may not be redeemed by the Company.

SERIES H PREFERRED STOCK

         The rights, preferences and limitations of the Series H Preferred Stock are as follows:

         CONVERSION. Each holder of Series H Preferred Stock shall have the right to convert at any time after one year from the original issuance date any of the shares of Series H Preferred Stock held by such holder into the number of shares of Common Stock determined by multiplying the number of shares of Series H Preferred Stock to be converted by a fraction the numerator of which is the original issue price of the Series H Preferred Stock, and the denominator of which is the applicable Conversion Price; provided that in no event shall any holder of Series H Preferred Stock convert more than twenty percent (20%) of such holder's shares of Series H Preferred Stock in any period of seven (7) consecutive days. On the second anniversary of the issuance of the Series H Preferred Stock, all outstanding shares of Series H Preferred Stock shall automatically be converted into such number of fully paid and non-assessable shares of Common Stock as shall be determined by multiplying the number of shares of Series H Preferred Stock to be converted by a fraction, the numerator of which is the Original Issue Price, and the denominator of which is 67% of the average of the closing bid price of the Common Stock for

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the five (5) trading days immediately preceding any conversion date.
Additionally, in no event shall any holder of Series H Preferred Stock, prior to the earlier to occur of the delivery of a mandatory redemption notice by the Company or a change in control of the Company, be entitled to convert Series H Preferred Stock into shares of Common Stock to the extent that such conversions when taken together with all other conversions of shares of Series H Preferred Stock shall exceed 19.9% of the issued and outstanding shares of Common Stock of the Company on the original date of issuance of Series H Preferred Stock; provided that if such conversions exceed 19.9% the Company at its sole option shall either (i) redeem any shares of Series H Preferred Stock submitted for conversion in excess of 19.9% for an amount equal to 150% of the original issue price, (ii) obtain approval of its stockholders for the issuance of such additional shares of Common Stock or (iii) do a combination of any of the foregoing. Notwithstanding the foregoing, upon the delivery of a mandatory redemption notice or upon the consummation of a change in control of the Company, all such shares of Series H Preferred Stock then outstanding shall be converted into Common Stock.

         LIQUIDATION. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or in the event of its insolvency, before any distribution or payment is made to any holders of Common Stock or any other class or series of capital stock of the Company designated to be junior to the Series H Preferred Stock, and subject to the liquidation rights and preferences of any class or series of preferred stock designated by the Board of Directors in the future to be senior to or on a parity with the Series H Preferred Stock with respect to liquidation preferences, the holder of each share of Series H Preferred Stock shall be entitled to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus or earnings, an amount equal to the original issue price per share of Series H Preferred Stock held by any holder (the "Series H Liquidation Value"). The Series H Preferred Stock shall rank on liquidation junior to the Series B Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock, but senior to the Common Stock. If, upon liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of the Series H Preferred Stock the full amount to which they otherwise would be entitled, the holders of Series H Preferred Stock shall share ratably in any distribution of available assets pro rata in proportion to the respective liquidation preference amounts which would otherwise be payable upon liquidation with respect to the outstanding shares of the Series H Preferred Stock if all liquidation preference amounts with respect to such shares were paid in full, based upon the aggregate Series H Liquidation Value payable upon all shares of Series H Preferred Stock then outstanding.

         DIVIDENDS. If the Board of Directors shall declare a cash dividend payable upon the then outstanding shares of Common Stock, the holders of the Series H Preferred Stock shall be entitled to the amount of dividends on the Series H Preferred Stock as would be declared payable on the largest number of whole shares of Common Stock into which the shares of Series H Preferred Stock held by each holder thereof could then be converted. In the event the Company shall make or issue, or shall fix a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution with respect to the Common Stock payable in (i) securities of the Company other than shares of Common Stock or (ii) other assets (excluding cash dividends or distributions), then and in each such event provision shall be made so that the holders of the Series H Preferred Stock shall receive upon conversion thereof in addition to the

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number of shares of Common Stock receivable thereupon, the number of securities or such other assets of the Company which they would have received had their Series H Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities or such other assets receivable by them during such period, giving application to all other adjustments called for during such period under the terms of the Series H Preferred Stock.

         VOTING. Except as otherwise required by the General Corporation Law of the State of Delaware, the Series H Preferred Stock is not entitled to vote on any matter.

         REDEMPTION. The Series H Preferred Stock may not be redeemed by the Company.

SERIES K PREFERRED STOCK

         The rights, preferences and limitations of the Series K Preferred Stock are as follows:

         VOTING. Except as expressly provided below or as otherwise required by the General Corporation Law of the State of Delaware, each holder of Series K Preferred Stock shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the largest whole number of shares of Common Stock into which such holder's shares of Series K Preferred Stock could be converted at the record date for the determination of stockholders entitled to vote on any matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise required by law, the holders of shares of Series K Preferred Stock and Common Stock shall vote together (or render written consent in lieu of a vote) as a single class on all matters submitted to the stockholders of the Company. For so long as there are any shares of Series K Preferred Stock outstanding, the Company shall not amend its Certificate of Incorporation or the Certificate of Designation of the Series K Preferred Stock without the approval, by vote or written consent, of the holders of at least 75% of the then outstanding shares of Series K Preferred Stock, voting together as a class, each share of Series K Preferred Stock to be entitled to one vote in each instance, if such amendment would adversely affect the rights of the holders of Series K Preferred Stock; provided that the creation, or increase in the authorized number of shares, of any class or series of stock ranking senior to or on a parity with the Series K Preferred Stock either as to dividends or upon liquidation shall not be deemed to adversely affect the rights of the holders of Series K Preferred Stock.

         CONVERSION. On January 15, 2000, each holder of Series K Preferred Stock has the right to convert during any five (5) trading day period up to twenty percent (20%) of the shares of Series K Preferred Stock held by such holder into a number of shares of Common Stock determined by multiplying the number of shares of Series K Preferred Stock to be converted by a fraction the numerator of which is the original issue price and the denominator of which is the applicable conversion price (the "Series K Conversion Price"). The Series K Conversion Price shall mean: (i) 80% of the three day average quoted price for the three trading days immediately preceding the conversion notice from a holder (the "Conversion Notice Date"), for the period from January 15, 2000, up to (but not including) April 1, 2000, (ii) 75% of the two day average quoted price for the two trading days immediately preceding the Conversion Notice Date, for the period from April 1, 2000 up to (but not including) July 1, 2000, and (iii) 70% of the quoted

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price for the trading day immediately preceding the Conversion Notice Date, for the period from and after July 1, 2000. In the event of a sale of all or substantially all of the assets of the Company or merger of the Company (a "Fundamental Change"), each share of Series K Preferred Stock outstanding as of the date of the consummation or closing thereof shall be converted automatically, without any further action by the holders of Series K Preferred Stock, into the number of shares of Common Stock determined by multiplying the number of shares of Series K Preferred Stock then held by each holder by a fraction the numerator of which is the original issue price and the denominator of which is the applicable Series K Conversion Price. In addition, notwithstanding anything herein to the contrary, except in the event of a Fundamental Change or an event of default, no holder of Series K Preferred Stock shall have the right, and the Company shall not have the obligation, to convert all or any portion of the Series K Preferred Stock if and to the extent that the issuance to such holder of shares of Series K Preferred Stock upon such conversion would result in such holder being deemed the beneficial owner of more than four and ninety nine one-hundredths (4.99%) percent of the then outstanding shares of Common Stock within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. The "Discount Rate" shall mean: (i) 15%, for the period from the date of the initial issuance of Series K Preferred Stock (but not including) the later of (x) January 15, 2000, and (y) six months from the original issue date, (ii) 20%, for the period from the later of (x) January 15, 2000, and (y) six months from the original issue date, up to (but not including) April 15, 2000, (ii) 25%, for the period from April 15, 2000 up to (but not including) July 15, 2000, and (iv) 30%, for the period from and after July 15, 2000. Notwithstanding the foregoing, upon the delivery of a mandatory redemption notice or upon the consummation of a Fundamental Change, all such shares of Series K Preferred Stock then outstanding shall be converted into Common Stock.

         In the event that entirely due to the Company's direct or indirect actions or to its failure to act (the "Company's Actions"), the Company fails to deliver the number of whole shares of Common Stock issuable upon conversion (the "Conversion Stock") by the date that is three trading days after receipt of the holder's conversion notice (the "Delivery Date"), the Company shall pay late payments to the holder seeking conversion (the "Converting Holder") pursuant to the following schedule: (i) for the sixth business day following the Delivery Date, $100 for each $10,000 of liquidation value of Conversion Stock, (ii) for the seventh business day following the Delivery Date, $200 for each $10,000 of liquidation value of Conversion Stock, (iii) for the eighth business day following the Delivery Date, $300 for each $10,000 of liquidation value of Conversion Stock, (iv) for the ninth business day following the Delivery Date, $400 for each $10,000 of liquidation value of Conversion Stock, (v) for the tenth business day following the Delivery Date, $500 for each $10,000 of liquidation value of Conversion Stock, for the tenth or more business day following the Delivery Date, $500 plus an additional $200 for each $10,000 of liquidation value of Conversion Stock for each additional business day in which the Conversion Stock is not delivered.

         DIVIDENDS. If the Board of Directors shall declare a cash dividend payable upon the then outstanding shares of Common Stock, the holders of the Series K Preferred Stock shall be entitled to the amount of dividends on the Series K Preferred Stock as would be declared payable on the largest number of whole shares of Common Stock into which the shares of Series K Preferred Stock held by each holder thereof could then be converted. In the event the Company shall make or issue, or shall fix a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution with respect to the Common Stock payable in (i) securities of the Company other than shares of Common Stock or (ii) other assets (excluding cash dividends or distributions), then and in each such event provision shall be made so that the holders of the Series K Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities or such other assets of the Company which they would have received had their Series K Preferred Stock been converted into Common Stock on the date of such event.

         LIQUIDATION. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or in the event of its insolvency, before any distribution or payment is made to any holder of Common Stock or any other class or series of capital stock of the Company designated to be junior to the Series K Preferred Stock, and subject to the liquidation rights and preferences of any class or series of preferred stock designated by the Board of Directors to be senior to the Series K Preferred Stock with respect to liquidation preferences, the holders of each share of Series K Preferred Stock will be entitled to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus or earnings, an amount equal to the original price per share of Series K Preferred Stock held by any holder (the "Series K Liquidation Preference"). The Series K Preferred Stock shall rank on liquidation junior to the Series B Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series H Preferred Stock. If, upon liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds of those assets, available for distribution to the holders of the Series K Preferred Stock are not sufficient to pay in full, the preferential amount required to be distributed to the holders of the Series K Preferred Stock, then the assets, or the proceeds of those assets, that are available for distribution to the holders of Series K Preferred Stock will be distributed to the holders of the Series K Preferred Stock ratably in proportion to the respective liquidation preference amounts which would otherwise be payable upon liquidation with respect to the outstanding shares of Series K Preferred Stock if all liquidation preference amounts with respect to such shares were paid in full, based upon the aggregate Series K Liquidation Value payable upon all shares of Series K Preferred Stock then outstanding.

         REDEMPTION. At any time after the original issue date and at the sole discretion of the Company, the Company may redeem from each holder of shares of Series K Preferred Stock, any number of shares of Series K Preferred Stock by giving written notice to the holders of shares of Series K Preferred Stock to be redeemed of its election to redeem such shares, except that, the holder shall have the right upon receipt of such written notice to convert any or all shares of Series K Preferred Stock. The Company shall pay in cash an amount equal to the original issue price of the shares to be redeemed, divided by one minus the applicable Discount Rate.

SERIES L PREFERRED STOCK

         The rights, preferences and limitations of the Series L Preferred Stock are as follows:

         CONVERSION. Each holder of Series L Preferred Stock shall have the right, at such holder's option, to convert during any five (5) trading day period up to a maximum of 500 shares of Series L Preferred Stock held by such holder into such number of fully paid and nonassessable shares of Common Stock as shall be determined by multiplying the number of shares of Series L Preferred Stock to be converted by a fraction, the numerator of which is 100 and the denominator of which is the applicable Conversion Price (as defined below). The Conversion Price shall equal the average of the closing bid price of the Common Stock of the Company as reported on the OTC Bulletin Board for the three (3) trading days immediately prior to the day of the conversion.

         Subject to the limitations set forth above, if a holder of Series L Preferred Stock converts Series L Preferred Stock into Common Stock (the "Converted Shares of Common Stock") and thereafter sells the Converted Shares of Common Stock within two (2) trading days of the date the conversion notice is renewed by the Company (the "Conversion Date"), the dollar amount of the net proceeds from the sale (after brokers' commissions and expenses but before payment of any tax liabilities resulting from the sale) will be added to an account of the Series L Preferred Stock holder (the "Stockholder's Total Value Account"). If a Series L Preferred Stock holder converts Series L Preferred Stock into Common Stock and thereafter does not sell the Converted Shares of Common Stock within two (2) trading days of the Conversion Date, a dollar amount, equal to the Conversion Price applicable to such Converted Shares of Common Stock held in excess of two (2) trading days, will be added to the Stockholder's Total Value Account. On the Conversion Date (the "Final Conversion Date") on which the aggregate dollar amount of all Stockholders' Total Value Accounts exceeds: (a) $750,000; (b) multiplied by a percentage equal to the percentage of the issued and outstanding Series L Preferred Stock held by the holder; (c) plus the additional amount that would have accrued on the resulting product if such amount had earned simple interest at the rate of 13.5 percent per annum from the date that the Certificate of Designations for the Series L Preferred Stock is filed until the Final Conversion Date, any and all remaining, unconverted shares of Series L Preferred Stock held by such holder will be automatically canceled by the Company without consideration.

         DIVIDENDS. Holders of the Series L Preferred Stock shall not be entitled to participate in any dividends which may be declared or paid on the Common Stock, any other class or series of Preferred Stock or otherwise.

         LIQUIDATION. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or in the event of its insolvency, before any distribution or payment is made to any holders of Common Stock or any other class or series of capital stock of the Company designated to be junior to the Series L Preferred Stock (if any), and subject to the liquidation rights and preferences of any class or series of preferred stock issued in the future and designated by the Board of Directors to be senior to, or on a parity with the Series L Preferred Stock with respect to liquidation preferences, the holders of each share of Series L Preferred Stock shall be entitled to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus or earnings, an aggregate amount equal to:
$750,000, plus an amount equal to the interest that would be payable on $750,000 if it had earned simple interest at 13.5% per annum from the date of the Certificate of Designations of the Series L Preferred Stock until the record date for determining the amount of payment due to the Company's stockholder in liquidation, less the aggregate amount of all actual cash proceeds received from the sale of the shares of Common Stock acquired through conversion of the Series L Preferred Stock (the "Liquidation Value"). The Liquidation Value shall be distributed pro rata to the holders of the Series L Preferred Stock in proportion to the number of shares held by each such holder of Series L Preferred Stock. The Series L Preferred Stock shall rank junior to all classes of preferred stock outstanding at the time of the issuance of the Series L Preferred Stock, but shall rank senior to the Common Stock.

         If, upon liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of the Series L Preferred Stock the full Liquidation Value to which they otherwise would be entitled, the holders of Series L Preferred Stock shall share ratably in any distribution of available assets pro rata in proportion to the respective Liquidation Value amount which would otherwise be payable upon liquidation with respect to the outstanding shares of the Series L Preferred Stock if all liquidation preference amounts with respect to such shares were paid in full, based upon the aggregate Liquidation Value amount payable upon all shares of Series L Preferred Stock then outstanding.

         After such payment shall have been made in full to the holders of the Series L Preferred Stock, the remaining assets available for distribution shall be distributed ratably among the holders of the Common Stock and any other class or series of capital stock designated to be junior to the Series L Preferred Stock (if any) in right of payment upon any liquidation, dissolution or winding up of the Company.

         VOTING. Except as expressly provided in the terms of the Series L Preferred Stock or as otherwise required by the General Corporation Law of the State of Delaware, each holder of Series L Preferred Stock shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the largest whole number of shares of Common Stock into which such holder's shares of Series L Preferred Stock could be converted at the record date for the determination of stockholders entitled to vote on any matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise required by law, the holders of shares of Series L Preferred Stock and Common Stock shall vote together (or render written consent in lieu of a vote) as a single class on all matters submitted to the stockholders of the Company.

         REDEMPTION. The Series L Preferred Stock may not be redeemed by the Company.

SERIES M PREFERRED STOCK

         The rights, preferences and limitations of the Series M Preferred Stock are as follows:

         CONVERSION. Each share of Series M Preferred Stock shall be convertible into shares of Common Stock (subject to the limitations set forth below) at the Conversion Ratio (as defined below), at the option of the Holder, at any time and from time to time from and after the date of the first issuance of shares of Series M Preferred Stock (the "Original Issue Date"). The Conversion Ratio shall equal a fraction, the numerator of which is the Stated Value and the denominator of which is the Conversion Price (as defined below) at such time. A Holder may not convert shares of Series M Preferred Stock or receive shares of Common Stock as payment of dividends hereunder to the extent such conversion or receipt of such dividend payment would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, (the

"Exchange Act") and the rules promulgated thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of dividends on, the shares of Series M Preferred Stock held by such Holder. A Holder may not convert shares of Series M Preferred Stock or receive shares of Common Stock as payment of dividends hereunder to the extent such conversion or receipt of such dividend payment would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of dividends on, the shares of Series M Preferred Stock held by such Holder.

         If the Company fails to deliver to the Holder a certificate or certificates issuable upon conversion by the third trading day after the Conversion Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, $5,000 for each trading day after such third trading day until such certificates are delivered.

         In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder a certificate or certificates representing the shares of Common Stock issuable upon conversion of the Series M Preferred Stock by the third trading day after the Conversion Date, and if after such third trading day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder was entitled to receive upon such conversion (a "Buy-In"), then the Company shall (A) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the market price of the Common Stock at the time of the sale giving rise to such purchase obligation and
(B) at the option of the Holder, either return the shares of Series M Preferred Stock for which such conversion was not honored or deliver to such Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its conversion and delivery obligations.

         The conversion price for each share of Series M Preferred Stock in effect on any Conversion Date (the "Conversion Price") shall be 80% of the average of the three lowest closing bid prices per share of Common Stock of the Company as reported on the OTC Bulletin Board during the period of five consecutive trading days preceding the applicable Conversion Date (which may include trading days prior to the Original Issue Date).

         DIVIDENDS. Holders of the Series M Preferred Stock shall be entitled to receive, out of funds legally available therefor, and the Company shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value (as defined herein) per share) of 4% per annum, payable on each Conversion Date (as defined herein) for such share, in cash or by accretion of the Stated Value. The Stated Value shall be equal to the sum of $100 plus all unpaid and accrued dividends to the date of determination to the extent not previously paid in cash in accordance with the terms of the Certificate of Designations of the Series M Preferred Stock. Subject to the terms and conditions of the Certificate of Designations, the decision whether to accrete dividends hereunder to the Stated Value or to pay for dividends in cash shall be at the discretion of the Company. Except as otherwise provided herein, if at any time the Company pays less than the total amount of dividends then accrued on account of the Series M Preferred Stock, such payment shall be distributed ratably among the Holders based upon the number of shares of Series M Preferred Stock held by each Holder.

         So long as any Series M Preferred Stock shall remain outstanding, neither the Company nor any subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities (as defined in the Certificate of Designation for the Series M Preferred Stock), nor shall the Company directly or indirectly pay or declare any dividend or make any distribution (other than a dividend or distribution described above or dividends due and paid in the ordinary course on preferred stock of the Company at such times when the Company is in compliance with its payment and other obligations hereunder) upon, nor shall any distribution be made in respect of, any Junior Securities, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares pari passu with the Series M Preferred Stock.

         VOTING. Except as otherwise required by the General Corporation Law of the State of Delaware, the Series M Preferred Stock is not entitled to vote on any matter. However, so long as any shares of Series M Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of a majority of the shares of the Series M Preferred Stock then outstanding,
(a) alter or change adversely the powers, preferences or rights given to the Series M Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation senior to the Series M Preferred Stock, (c) amend its certificate or articles of incorporation or other charter documents so as to affect adversely any rights of the holders, (d) increase the authorized number of shares of Series M Preferred Stock, or (e) enter into any agreement with respect to the foregoing.

         LIQUIDATION. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a "Liquidation"), the holders shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Series M Preferred Stock an amount equal to the Stated Value per share before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be distributed among the Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

         REDEMPTION. Subject to certain conditions described in the Certificate of Designation for the Series M Preferred Stock, the Company shall have the right, upon 10 calendar days' notice (an "Optional Redemption Notice" and the date such Optional Redemption Notice is received by a Holder, an "Optional Redemption Date") to the Holders, to redeem, from funds available to the Company pursuant to a financing entered into the between the Company and the Holders subsequent to the Original Issue Date in accordance with the term sheet between the Company and the original Holders, dated May 26, 2000, all or any portion of the shares of Series M Preferred Stock which have not previously been redeemed or for which Conversion Notices shall not have been delivered, at a price equal to the Optional Redemption Price (as defined in the Certificate of Designations of the Series M Preferred Stock).

         Failure by the Company to pay any portion of the Optional Redemption Price by the 10th calendar day following an Optional Redemption Date shall, at the option of the Holder subject thereto, result in the invalidation ab initio of the unpaid portion of such optional redemption, and, notwithstanding anything herein to the contrary, the Company shall thereafter have no further rights to optionally redeem any shares of Series M Preferred Stock. In such event, the Company shall, at the option of the Holder, either, (i) not later than three Trading Days from receipt of Holder's request for such election, return to the Holder all of the shares of Series M Preferred Stock for which such Optional Redemption Price has not been paid in full (the "Unpaid Redemption Shares") or
(ii) convert all or any portion of the Unpaid Redemption Shares.

         Upon the occurrence of certain events described in the Certificate of Designation for the Series M Preferred Stock (a "Triggering Event"), each Holder shall (in addition to all other rights it may have hereunder or under applicable law), have the right, exercisable at the sole option of such Holder, to require the Company to redeem all or a portion of the Series M Preferred Stock then held by such Holder for a redemption price, in cash, equal to the sum of (i) the Mandatory Redemption Amount (as defined the Certificate of Designation for the Series M Preferred Stock) plus (ii) the product of (A) the number of shares of Common Stock issued in respect of conversions hereunder and then held by the Holder and (B) the per share market value on the date such redemption is demanded or the date the redemption price hereunder is paid in full, whichever is greater (such sum, the "Redemption Price"). The Redemption Price shall be due and payable within five trading days of the date on which the notice for the payment therefor is provided by a Holder. If the Company fails to pay the Redemption Price hereunder on the date such amount is due, the Company will pay interest thereon at a rate of 18% per annum (or the lesser amount permitted by applicable law), accruing daily from such date until the Redemption Price, plus all such interest thereon, is paid in full.

SERIES N PREFERRED STOCK

         The rights, preferences and limitations of the Series N Preferred Stock are as follows:

         VOTING. Except as expressly provided below or as otherwise required by the General Corporation Law of the State of Delaware, each holder of Series N Preferred Stock shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the largest whole number of shares of Common Stock into which such holder's shares of Series N Preferred Stock could be converted at the record date for the determination of stockholders entitled to vote on any matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise required by law, the holders of shares of Series N Preferred Stock and Common Stock shall vote together (or render written consent in lieu of a vote) as a single class on all matters submitted to the stockholders of the Company. For so long as there are any shares of Series N Preferred Stock outstanding, the Company shall not amend its Certificate of Incorporation or the Certificate of Designation of the Series N Preferred Stock without the approval, by vote or written consent, of the holders of at least 75% of the then outstanding shares of Series N Preferred Stock, voting together as a class, each share of Series N Preferred Stock to be entitled to one vote in each instance, if such amendment would adversely affect the rights of the holders of Series N Preferred Stock; provided that the creation, or increase in the authorized number of shares, of any class or series of stock ranking junior to the Series N Preferred Stock shall not be deemed to adversely affect the rights of the holders of Series N Preferred Stock.

         CONVERSION. On or after January 29, 2001, each holder of Series N Preferred Stock has the right to convert during any five (5) trading day period up to twenty percent (20%) of the shares of Series N Preferred Stock held by such holder into a number of shares of Common Stock determined by multiplying the number of shares of Series N Preferred Stock to be converted by a fraction the numerator of which is the original issue price and the denominator of which is the applicable conversion price (the "Series N Conversion Price"). The Series N Conversion Price shall mean: (i) 80% of the five day average quoted price for the five trading days immediately preceding the conversion notice from a holder (the "Conversion Notice Date"), for the period from January 29, 2001, up to (but not including) March 29, 2001, (ii) 75% of the five day average quoted price for the five trading days immediately preceding the Conversion Notice Date, for the period from and after March 30, 2001. In the event of a sale of all or substantially all of the assets of the Company or merger of the Company (a "Fundamental Change"), at the option of the holders of the Series N Preferred Stock, each share of Series N Preferred Stock outstanding as of the date of the consummation or closing thereof shall be redeemed by the Company or converted automatically, without any further action by the holders of Series N Preferred Stock, into the number of shares of Common Stock determined by multiplying the number of shares of Series N Preferred Stock then held by each holder by a fraction the numerator of which is the original issue price and the denominator of which is the applicable Series N Conversion Price. In addition, notwithstanding anything herein to the contrary, except in the event of a Fundamental Change or an event of default, no holder of Series N Preferred Stock shall have the right, and the Company shall not have the obligation, to convert all or any portion of the Series N Preferred Stock if and to the extent that the issuance to such holder of shares of Series N Preferred Stock upon such conversion would result in such holder being deemed the beneficial owner of more than four and ninety nine one-hundredths (4.99%) percent of the then outstanding shares of Common Stock within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

         In the event that the Company fails to deliver the number of whole shares of Common Stock issuable upon conversion (the "Conversion Stock") by the date that is five business days after the date which is three (3) trading days after the later of the Company's receipt of the holder's conversion notice and supporting documentation (the "Delivery Date"), the Company shall pay late payments to the holder seeking conversion (the "Converting Holder") pursuant to the following schedule: (i) for the sixth business day following the Delivery Date, $100 for each $10,000 of liquidation value of Conversion Stock, (ii) for the seventh business day following the Delivery Date, $200 for each $10,000 of liquidation value of Conversion Stock, (iii) for the eighth business day following the Delivery Date, $300 for each $10,000 of liquidation value of Conversion Stock, (iv) for the ninth business day following the Delivery Date, $400 for each $10,000 of liquidation value of Conversion Stock, (v) for the tenth business day following the Delivery Date, $500 for each $10,000 of liquidation value of Conversion Stock, for the eleventh or more business day following the Delivery Date, $500 plus an additional $200 for each $10,000 of liquidation value of Conversion Stock for each additional business day in which the Conversion Stock is not delivered.

         DIVIDENDS. If the Board of Directors shall declare a cash dividend payable upon the then outstanding shares of Common Stock, the holders of the Series N Preferred Stock shall be entitled to the amount of dividends on the Series N Preferred Stock as would be declared payable on the largest number of whole shares of Common Stock into which the shares of Series N Preferred Stock held by each holder thereof could then be converted.

         LIQUIDATION. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or in the event of its insolvency, before any distribution or payment is made to any holder of Common Stock or any other class or series of capital stock of the Company designated to be junior to the Series N Preferred Stock, the holders of each share of Series N Preferred Stock will be entitled to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus or earnings, an amount equal to the original price per share of Series N Preferred Stock held by any holder (the "Series N Liquidation Preference"). The Series N Preferred Stock shall rank on liquidation junior to the Series B Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series H Preferred Stock, Series K Preferred Stock, Series L Preferred Stock, and Series M Preferred Stock. If, upon liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds of those assets, available for distribution to the holders of the Series N Preferred Stock are not sufficient to pay in full, the preferential amount required to be distributed to the holders of the Series N Preferred Stock, then the assets, or the proceeds of those assets, that are available for distribution to the holders of Series N Preferred Stock will be distributed to the holders of the Series N Preferred Stock ratably in proportion to the respective liquidation preference amounts which would otherwise be payable upon liquidation with respect to the outstanding shares of Series N Preferred Stock if all liquidation preference amounts with respect to such shares were paid in full, based upon the aggregate Series N Liquidation Value payable upon all shares of Series N Preferred Stock then outstanding.

         REDEMPTION. At any time after the original issue date and at the sole discretion of the Company, the Company may redeem from each holder of shares of Series N Preferred Stock, any number of shares of Series N Preferred Stock by giving written notice to the holders of shares of Series N Preferred Stock to be redeemed of its election to redeem such shares, except that, the holder shall have the right upon receipt of such written notice to convert any or all shares of Series N Preferred Stock. The Company shall pay in cash an amount equal to the original issue price of the shares to be redeemed, divided by one minus the applicable Discount Rate. The "Discount Rate" shall mean: (i) 20%, for the period from January 29, 2001 up to (but not including) March 30, 2001, and (ii) 25%, for the period from and after March 30, 2001.

SERIES O PREFERRED STOCK

         The rights, preferences and limitations of the Series O Preferred Stock are as follows:

         CONVERSION. Each share of Series O Preferred Stock shall be convertible into shares of Common Stock (subject to the limitations set forth below) at the Conversion Ratio (as defined below), at the option of the Holder, at any time and from time to time from and after the date of the first issuance of shares of Series O Preferred Stock (the "Original Issue Date"). The Conversion Ratio shall equal a fraction, the numerator of which is the Stated Value and the denominator of which is the Conversion Price (as defined below) at such time. A Holder may not convert shares of Series O Preferred Stock or receive shares of Common Stock as payment of dividends hereunder to the extent such conversion or receipt of such dividend payment would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and the rules promulgated thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of dividends on, the shares of Series O Preferred Stock held by such Holder. A Holder may not convert shares of Series O Preferred Stock or receive shares of Common Stock as payment of dividends hereunder to the extent such conversion or receipt of such dividend payment would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of dividends on, the shares of Series O Preferred Stock held by such Holder.

         If the Company fails to deliver to the Holder a certificate or certificates issuable upon conversion by the third trading day after the Conversion Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, $5,000 for each trading day after such third trading day until such certificates are delivered.

         In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder a certificate or certificates representing the shares of Common Stock issuable upon conversion of the Series O Preferred Stock by the third trading day after the Conversion Date, and if after such third trading day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder was entitled to receive upon such conversion (a "Buy-In"), then the Company shall (A) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the market price of the Common Stock at the time of the sale giving rise to such purchase obligation and
(B) at the option of the Holder, either return the shares of Series O Preferred Stock for which such conversion was not honored or deliver to such Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its conversion and delivery obligations.

         The conversion price for each share of Series O Preferred Stock in effect on any Conversion Date (the "Conversion Price") shall be the lesser of:
(1) $0.35 (the "Fixed Conversion Price) and (2) 75% of the average of the three lowest closing bid prices per share of Common Stock of the Company as reported on the OTC Bulletin Board during the period of ten consecutive trading days preceding the applicable Conversion Date (which may include trading days prior to the Original Issue Date).

         DIVIDENDS. Holders of the Series O Preferred Stock shall be entitled to receive, out of funds legally available therefor, and the Company shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value (as defined herein) per share) of 8% per annum, payable on each Conversion Date (as defined herein) for such share, in cash or by accretion of

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the Stated Value. The Stated Value shall be equal to the sum of $100 plus all unpaid and accrued dividends to the date of determination to the extent not previously paid in cash in accordance with the terms of the Certificate of Designations of the Series O Preferred Stock. Subject to the terms and conditions of the Certificate of Designations, the decision whether to accrete dividends hereunder to the Stated Value or to pay for dividends in cash shall be at the discretion of the Company. Except as otherwise provided herein, if at any time the Company pays less than the total amount of dividends then accrued on account of the Series O Preferred Stock, such payment shall be distributed ratably among the Holders based upon the number of shares of Series O Preferred Stock held by each Holder.

         So long as any Series O Preferred Stock shall remain outstanding, neither the Company nor any subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities (as defined in the Certificate of Designation for the Series O Preferred Stock), nor shall the Company directly or indirectly pay or declare any dividend or make any distribution (other than a dividend or distribution described above or dividends due and paid in the ordinary course on preferred stock of the Company at such times when the Company is in compliance with its payment and other obligations hereunder) upon, nor shall any distribution be made in respect of, any Junior Securities, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares pari passu with the Series O Preferred Stock.

         VOTING. Except as otherwise required by the General Corporation Law of the State of Delaware, each holder of Series O Preferred Stock shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series O Preferred Stock could be converted at the record date for the determination of stockholders entitled to vote on any matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise required by law, the holders of shares of Series O Preferred Stock and Common Stock shall vote together (or render written consent in lieu of a vote) as a single class on all matters submitted to the stockholders of the Company. However, so long as any shares of Series O Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of a majority of the shares of the Series O Preferred Stock then outstanding, (a) alter or change adversely the powers, preferences or rights given to the Series O Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation senior to the Series O Preferred Stock, (c) amend its certificate or articles of incorporation or other charter documents so as to affect adversely any rights of the holders, (d) increase the authorized number of shares of Series O Preferred Stock, or (e) enter into any agreement with respect to the foregoing.

         LIQUIDATION. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a "Liquidation"), the holders shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Series O Preferred Stock an amount equal to the Stated Value per share before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the

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

Holders shall be distributed among the Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

                                   REDEMPTION.
Subject to certain conditions described in the Certificate of Designation for the Series O Preferred Stock, the Company shall have the right, upon 10 calendar days' notice (an "Optional Redemption Notice" and the date such Optional Redemption Notice is received by a Holder, an "Optional Redemption Date") to the Holders, to redeem, from funds available to the Company, all or any portion of the shares of Series O Preferred Stock which have not previously been redeemed or for which Conversion Notices shall not have been delivered, at a price equal to the Optional Redemption Price (as defined in the Certificate of Designations of the Series O Preferred Stock).

         Failure by the Company to pay any portion of the Optional Redemption Price by the 10th calendar day following an Optional Redemption Date shall, at the option of the Holder subject thereto, result in the invalidation ab initio of the unpaid portion of such optional redemption, and, notwithstanding anything herein to the contrary, the Company shall thereafter have no further rights to optionally redeem any shares of Series O Preferred Stock. In such event, the Company shall, at the option of the Holder, either, (i) not later than three Trading Days from receipt of Holder's request for such election, return to the Holder all of the shares of Series O Preferred Stock for which such Optional Redemption Price has not been paid in full (the "Unpaid Redemption Shares") or
(ii) convert all or any portion of the Unpaid Redemption Shares.

         Upon the occurrence of certain events described in the Certificate of Designation for the Series O Preferred Stock (a "Triggering Event"), each Holder shall (in addition to all other rights it may have hereunder or under applicable law), have the right, exercisable at the sole option of such Holder, to require the Company to redeem all or a portion of the Series O Preferred Stock then held by such Holder for a redemption price, in cash, equal to the sum of (i) the Mandatory Redemption Amount (as defined the Certificate of Designation for the Series O Preferred Stock) plus (ii) the product of (A) the number of shares of Common Stock issued in respect of conversions hereunder and then held by the Holder and (B) the per share market value on the date such redemption is demanded or the date the redemption price hereunder is paid in full, whichever is greater (such sum, the "Redemption Price"). The Redemption Price shall be due and payable within five trading days of the date on which the notice for the payment therefor is provided by a Holder. If the Company fails to pay the Redemption Price hereunder in full on the date such amount is due, the Company will pay interest thereon at a rate of 18% per annum (or the lesser amount permitted by applicable law), accruing daily from such date until the Redemption Price, plus all such interest thereon, is paid in full.


DELAWARE LAW

         The Company is subject to the provisions of Section 203 of the Delaware General Corporation Law. In general, the statute prohibits a publicly held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date that the person became an interested stockholder unless (with certain exceptions) the business combination or the transaction in which the person became an interested stockholder is approved in a prescribed manner. Generally, a "business combination" includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the stockholder. Generally, an "interested stockholder" is a person who, together with affiliates and associates, owns (or within three years prior, did own) 15% or more of the Company's voting stock.

         As a result of the foregoing provisions, the acquisition of the Company by means of a tender offer, a proxy contest or otherwise and the removal of incumbent officers and directors could be made more difficult. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Company to negotiate with the Company first. The Company believes that the benefits of increased protection of the Company's potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure the Company outweigh the disadvantages of discouraging such proposals because, among other things, negotiation of such proposals could result in an improvement of their terms.

TRANSFER AGENT

         The Transfer Agent and Registrar for the Common Stock is The American Stock Transfer & Trust Company, located at 40 Wall Street, New York, NY 10005.

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